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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 1999


                           Synthetic Industries L.P.
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             (Exact name of registrant as specified in its charter)

       Delaware                        0-21548                 13-3397585
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   (State of or Other          (Commission File Number)        (IRS Employer
Jurisdiction Incorporation)                                Identification No.)

           309 LaFayette Road
           Chickamauga, Georgia                                  30707
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(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (706) 375-3121



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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On April 16, 1999, the United States District Court for the Northern District of California granted preliminarily approval of a settlement agreement relating to two civil suits involving Synthetic Industries, Inc. (the "Company") and the general partner of Synthetic Industries L.P., the majority stockholder of the Company. In connection with the Court's decision, the Company filed a press release on April 19, 1999, a copy of which is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


        (c)     Exhibits

                99.1 Text of Press Release of Synthetic Industries Inc., dated April 19, 1999.

                                   SIGNATURES

        Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 30, 1999                           SYNTHETIC INDUSTRIES L.P.

                                                By:  SI Management L.P.
                                                     General Partner

                                                By:  Synthetic Management G.P.
                                                     General Partner

                                                By:  Chill Investments, Inc.
                                                     Managing General Partner



                                                By:  /s/ Leonard Chill
                                                   --------------------------
                                                         Leonard Chill
                                                           President

                                 EXHIBIT INDEX

Exhibit
  No.                      Exhibit
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99.1            Text of Press Release of Synthetic
                Industries Inc., dated April 19, 1999.